FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial income:
Interest income	$ 1,880	$ 1,045	$ 1,754
Exchange rate differences and other	292	0	231
Financial expenses:
Exchange rate differences and other	0	630	0
Amortization/accretion of premium/discount on marketable securities, net	38	76	128
Financial and other expenses, total	$ 2,134	$ 339	$ 1,857